Exhibit 99.3

2005 BENEFIT RESERVE TRUST

THIS AGREEMENT, effective as of the first day of January, 2005, by and between ENSCO International Incorporated, a Delaware corporation (hereinafter referred to as the “Company”), each participating affiliated company who is or becomes a signatory to this Agreement (who, along with the Company, hereinafter shall be referred to as the “Employer”) and T. Rowe Price Trust Company, a Maryland limited purpose trust company, and its successor or successors and assigns in the trust hereby evidenced, as trustee (hereinafter referred to as the “Trustee”);

W I T N E S S E T H :

WHEREAS, the American Jobs Creation Act of 2004 (the “AJCA”) enacted new section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which imposes new rules regarding the timing of elections and distributions under nonqualified deferred compensation plans effective for years beginning after December 31, 2004;

WHEREAS, the Company has determined to comply with the AJCA and new section 409A of the Code by freezing the ENSCO Supplemental Executive Retirement Plan (the “Original SERP”) and the ENSCO Non-Employee Director Deferred Compensation Plan (the “Original Non-Employee Director Plan”) and adopting the ENSCO 2005 Supplemental Executive Retirement Plan (hereinafter sometimes referred to as the “2005 SERP”) and the ENSCO 2005 Non-Employee Director Deferred Compensation Plan (hereinafter sometimes referred to as the “2005 Non-Employee Director Deferred Compensation Plan”), each effective January 1, 2005;

WHEREAS, the 2005 SERP constitutes a nonqualified deferred compensation arrangement for a select group of management or highly compensated employees of the Employer pursuant to which the Employer agreed to provide benefits to such employees upon their separation from service as set forth in the 2005 SERP;

WHEREAS, the 2005 Non-Employee Director Deferred Compensation Plan constitutes a nonqualified deferred compensation plan for the non-employee directors of the Company pursuant to which the Company has agreed to provide benefits to such directors after termination of their directorship as set forth in the 2005 Non-Employee Director Deferred Compensation Plan;

WHEREAS, effective January 1, 2005, the Company hereby establishes a trust known as the “ENSCO International Incorporated 2005 Benefit Reserve Trust” (the “2005 Trust”) by agreement with the Trustee in order to contribute to the 2005 Trust assets that shall be held therein as a reserve for the discharge of the Employer’s obligations under the 2005 SERP, subject to the claims of each Employer’s creditors in the event of the Employer’s Insolvency, as herein defined, until paid to the employees covered by the 2005 SERP and their beneficiaries in such manner and at such times as specified in the 2005 SERP;

WHEREAS, the Company will also contribute to the 2005 Trust assets that shall be held therein as a reserve for the discharge of the Company’s obligations under the 2005 Non-Employee Director Deferred Compensation Plan, subject to the claims of the Company’s creditors in the event of the Company’s Insolvency, as herein defined, until paid to the non-employee directors covered by the 2005 Non-Employee Director Deferred Compensation Plan and their beneficiaries in such manner and at such times as specified in the 2005 Non-Employee Director Deferred Compensation Plan;

WHEREAS, the Trustee has agreed to serve as Trustee of the 2005 Trust;

WHEREAS, it is the intention of the parties that the 2005 Trust shall constitute an unfunded arrangement and shall not affect the status of the 2005 SERP as an unfunded arrangement for purposes of the Code and as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Employer for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, or the status of the 2005 Non-Employee Director Deferred Compensation Plan as an unfunded plan maintained for the purpose of providing deferred compensation for the non-employee directors of the Company;

WHEREAS, it is the intention of the Company to make contributions to the 2005 Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under both the 2005 SERP and the 2005 Non-Employee Director Deferred Compensation Plan; and

WHEREAS, the 2005 SERP and the 2005 Non-Employee Director Deferred Compensation Plan shall hereinafter be referred to singularly or collectively in this 2005 Trust as the Plan and/or the Plans;

NOW, THEREFORE, the parties do hereby establish the 2005 Trust and agree that the 2005 Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment and Funding of 2005 Trust.

(a) The initial balance of the 2005 Trust, if any, and such other sums contributed to the 2005 Trust by the Employer in accordance with Section 1(e), together will all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall provide the source for payments of benefits to participants and beneficiaries of the Plans, which shall become the principal of the 2005 Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

(b) The 2005 Trust shall be irrevocable.

(c) The 2005 Trust is intended to be a grantor trust, of which each Employer is a grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code, with respect to the assets of the 2005 Trust attributable to the contributions of each such Employer, and shall be construed accordingly.

(d) The principal of the 2005 Trust, and any earnings thereof, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the 2005 Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against their respective Employer, or in the case of a non-employee director, against the Company. Any assets held by the 2005 Trust attributable to the contributions of a particular Employer will be subject to the claims of that Employer’s general creditors under federal and state law in the event of such Employer’s Insolvency, as defined in Section 3(a) herein.

(e) The Employer, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

(f) Upon a Change in Control of the Company, the Employer shall, as soon as possible, but in no event longer than 30 days following the Change in Control, as defined herein, make an irrevocable contribution to the 2005 Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan under which they are covered as of the date on which the Change in Control occurred.

(g) For all purposes of the 2005 Trust, in any instance where the term Employer is being used with reference to a non-employee director of the Company, that reference shall be construed to refer only to the Company and shall in no way be construed to imply that any such non-employee director constitutes or shall be considered to be a common law employee of the Company.

Section 2. Payments to Individuals Covered Under the Plans and Their Beneficiaries.

(a) The Employer shall deliver to the Trustee a schedule (the “Payment Schedule”) with respect to each Plan that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. Pursuant to instruction by the Employer as to federal and state withholding requirements including, but not limited to, taxation rates, the Trustee shall deduct from each payment under this Trust Agreement any federal or state income tax withholding which the Trustee may be required to deduct under applicable law and shall pay such amounts to the appropriate taxing authorities; provided, however, that the Trustee shall be fully protected in relying upon information provided by the Employer as to federal and state income tax withholding requirements.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under either Plan shall be determined by the Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans. The Trustee shall have no duty to inquire into the Company’s decisions with respect to entitlement to benefits.

(c) The Employer may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. The Employer shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the 2005 Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Employer shall make the balance of each such payment as it falls due. Where principal and earnings are not sufficient, the Trustee shall notify the Employer to make the requested benefit payments; provided, however, the Trustee shall have no duty to require any contributions to be made, or to determine that any of the contributions received, comply with the conditions and limitations of either Plan.

Section 3. Trustee Responsibility Regarding Payments to 2005 Trust Beneficiary When the Employer is Insolvent.

(a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Employer is Insolvent. The Employer shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b) At all times during the continuance of this 2005 Trust, as provided in Section 1(d) hereof, the principal and income of the 2005 Trust attributable to the contributions of a particular Employer shall be subject to claims of general creditors of that Employer under federal and state law as set forth below.

(1) The Board of Directors and the Chief Executive Officer of each Employer shall have the duty to inform the Trustee in writing of the Employer’s Insolvency. If a person claiming to be a creditor of an Employer alleges in writing to the Trustee that such Employer has become Insolvent and such Insolvency is confirmed by either the Board of Directors or the Chief Executive Officer of the Employer after receipt of notice from the Trustee as to the claim of the alleged third party creditor, the Trustee shall discontinue payment of benefits to Plan participants employed (or formerly employed) by that Employer, or in the case of a non-employee director, serving (or formerly serving) as a director of the Company, or their beneficiaries.

(2) Unless the Trustee has actual knowledge of an Employer’s Insolvency, or has received notice from an Employer or a person claiming to be a creditor alleging that an Employer is Insolvent, the Trustee shall have no duty to inquire whether an Employer is Insolvent. The Trustee may in all events rely on such evidence concerning an Employer’s solvency as may be furnished to the Trustee.

(3) If at any time the Trustee has determined as provided above that an Employer is Insolvent, the Trustee shall discontinue payments to Plan participants employed (or formerly employed) by that Employer, or in the case of a non-employee director, serving (or formerly serving) as a director of the Company, or their beneficiaries and shall hold the assets of the 2005 Trust for the benefit of that Employer’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of an Employer with respect to benefits due under the Plans or otherwise.

(4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

(c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the 2005 Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 4. Payments to the Employer.

Except as provided in Sections 3 and 12(b) hereof, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert any of the 2005 Trust assets to anyone other than Plan participants or their beneficiaries before all payments of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

Section 5. Investment Authority.

The Board of Directors of the Company (the “Board”), or a committee of the Board or other person or entity designated by the Board shall act as the investment manager (the “Investment Manager”). The Investment Manager will manage the 2005 Trust properties and shall direct the Trustee to invest and reinvest in property of any character, upon such terms and conditions and for such lengths of time as the Investment Manager deems proper in the Investment Manager’s judgment and discretion, without any limitation upon the Investment Manager’s power to do so and without being limited to investments authorized by law or custom for the investment of 2005 Trust properties. The Investment Manager may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the 2005 Trust will be exercised by the Investment Manager, but the Investment Manager may determine from time to time to invest the assets in accordance with the wishes and written directions of the Plan participants from among the registered mutual funds and the Company stock fund offered to the participants in the ENSCO Savings Plan from time to time under the terms of the ENSCO Savings Plan. The Trustee shall have no duty to question any action or direction, or any failure to take action or give direction, of the Investment Manager or, if applicable, any Plan participant, or to make any suggestion to the Investment Manager or, if applicable, any Plan participant, as to the investment, reinvestment, disposition or distribution of, any assets.

Section 6. Disposition of Income.

During the term of this 2005 Trust, all income received by the 2005 Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 7. Accounting by the Trustee.

(a) The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, and such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the 2005 Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by the Trustee, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the 2005 Trust at the end of such year or as of the date of such removal or resignation, as the case may be. The Investment Manager shall provide the Trustee with such information as the Trustee shall reasonably request to permit the Trustee to complete its responsibilities under this Section 7.

(b) The Company shall provide the Trustee with information sufficient to allow the Trustee to identify the particular 2005 Trust assets allocable to a particular Employer at a given time and to allow the Trustee to identify which Plan participants are employed (or were formerly employed) by any given Employer, or in the case of a non-employee director, are serving (or were formerly serving) as a director of the Company.

Section 8. Responsibility of Trustee and the Investment Manager.

(a) The Trustee and the Investment Manager (with respect to responsibilities under Section 4 hereof) shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that neither the Trustee nor the Investment Manager shall incur any liability, cost or expense to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this 2005 Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee and/or the Investment Manager, as the case may be, may apply to a court of competent jurisdiction to resolve the dispute.

(b) If the Trustee or Investment Manager undertakes or defends any litigation arising in connection with this 2005 Trust, the Employer agrees to indemnify the Trustee or the Investment Manager, as the case may be, against the Trustee’s or Investment Manager’s, as the case may be, costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for such payments. If the Employer does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee or the Investment Manager, as the case may be, may obtain payment from the 2005 Trust.

(c) The Trustee and the Investment Manager may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of their duties or obligations hereunder.

(d) The Trustee and the Investment Manager may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals reasonably necessary for them to perform any of their duties or obligations hereunder.

(e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the 2005 Trust, the Trustee shall have no power to name a beneficiary of the policy other than the 2005 Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f) Notwithstanding any powers granted to the Trustee and the Investment Manager pursuant to this Trust Agreement or to applicable law, neither the Trustee nor the Investment Manager shall have any power that could give this 2005 Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

(g) The Trustee may hire custodians to hold any assets of the 2005 Trust, provided that the records of any such custodian shall at all times identify the 2005 Trust as the owner and such custodian shall hold such assets, or any part thereof, as nominee, for and on behalf of the Trustee. However, notwithstanding any other provisions of this Trust Agreement to the contrary, in the event the Trustee entrusts any assets of the 2005 Trust to a third party custodian, the Trustee shall be responsible and liable for all actions of such custodian, including any actions resulting in the loss or conversion of 2005 Trust assets, and shall indemnify the Plans, each Employer and the Company in respect to any negligent acts or omissions of the custodian which may result in the imposition of liabilities, damages, costs or expenses against the Plans, any Employer, or the Company, or result in the loss or conversion of 2005 Trust assets.

Section 9. Compensation and Expenses of the Trustee and the Investment Manager.

The Company shall pay all reasonable administrative fees and expenses, including, without limitation, the Trustee’s and the Investment Manager’s fees. The Trustee shall also be reimbursed by the Company for reasonable expenses or fees incurred in connection with the preparation of a response to any governmental or regulatory inquiries related to this 2005 Trust. If not so paid by the Company, the fees and expenses shall be paid from the 2005 Trust, and allocated on a pro-rata basis among the Employers.

Section 10. Resignation and Removal of the Trustee.

(a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

(b) The Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee.

(c) Upon a Change in Control of the Company, as defined herein, the Trustee may not be removed by the Company for two years.

(d) If the Trustee resigns within two years of a Change in Control of the Company, as defined herein, the Company shall select a successor Trustee in accordance with the provisions of Section 11 hereof prior to the effective date of the Trustee’s resignation.

(e) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of’ notice of resignation, removal or transfer, unless the Company extends the time limit.

(f) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the 2005 Trust.

Section 11. Appointment of Successor.

If the Trustee resigns or is removed in accordance with Section 10(a), (b) or (d) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the 2005 Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

Section 12. Amendment or Termination.

(a) This Trust Agreement may be amended by action of the Nominating, Governance and Compensation Committee (the “Committee”) of the Board of Directors. A written instrument evidencing any such amendment shall be executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the 2005 Trust revocable.

(b) The 2005 Trust shall not terminate until the date on which all Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the 2005 Trust any assets remaining in the 2005 Trust shall be returned to the Company.

(c) Sections 1(f), 10(c) and 13(d) of this Trust Agreement, as well as this Section 12(c), may not be amended by the Company for two years following a Change in Control of the Company, as defined herein.

Section 13. Miscellaneous.

(a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and applicable federal law.

(d) For a Change in Control to be effective with respect to this Trust Agreement, the Committee or the Chief Executive Officer of the Company must issue written notification of the Change in Control to the Trustee. The Trustee has no obligation to make any independent determination or verification that a Change in Control has occurred. For purposes of this 2005 Trust, a Change in Control of the Company shall be deemed to occur if there is a change (i) in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of the stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company; (ii) in the effective control of the Company, which occurs on the date that either (A) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company, or (B) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The determination of whether a Change in Control has occurred shall be determined by the Committee consistent with section 409A of the Code and applicable Treasury regulations and guidance.

Section 14. Effective Date.

The effective date of this Trust Agreement shall be January 1, 2005.

IN WITNESS WHEREOF, ENSCO International Incorporated, the Company, and T. Rowe Price Trust Company, the Trustee, acting by and through their duly authorized officers, have caused this Trust Agreement to be executed as of the day and year first above written.

ENSCO INTERNATIONAL INCORPORATED

By:	/s/ Chuck Mills
Name:	Chuck Mills
Title:	Vice President – Human Resources & Security
Date:	December 31, 2004

COMPANY

T. ROWE PRICE TRUST COMPANY

By:	/s/ Barbara Weir
Name:	Barbara Weir
Title:	Vice President
Date:	January 4, 2004

TRUSTEE